EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cerenome, Inc. for the quarterly period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof, Marc H. Hedrick, as President & Chief Executive Officer of Cerenome, Inc., and Andrew Sims, as VP of Finance and Chief Financial Officer of Cerenome, Inc., each hereby certifies, respectively, that:

1. The Form 10-Q report of Cerenome, Inc. that this certification accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934.

2. The information contained in the Form 10-Q report of Cerenome, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Cerenome, Inc.

	By:	/s/ Marc H. Hedrick
Dated: August 14, 2026		Marc H. Hedrick
President & Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Andrew Sims
Dated: August 14, 2026		Andrew Sims
Chief Financial Officer & VP of Finance (Principal Financial Officer)